September 2, 2003
Prospectus

Sanford C. Bernstein Fund, Inc.
Foreign-Stock Portfolio
International Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
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Introduction                                                                  1

International Portfolio                                                       2

Additional Information About Principal Investment
  Strategies and Risks                                                        6
Additional Investment Information, Special Investment
  Techniques and Related Risks                                                8
Prior Performance of Similarly Managed Accounts                              14
Fund Management                                                              17
Pricing Portfolio Shares                                                     18
Participating in Your Plan                                                   19
Dividends, Distributions and Taxes                                           20
Financial Highlights                                                         21

INTRODUCTION
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This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one (1) of the twelve
(12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Portfolio (the "Portfolio"). A prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling (collect) the telephone number on the back cover of this Prospectus.

Alliance Capital Management L.P. is the investment manager of the Fund. This Prospectus refers to Alliance Capital Management L.P. as "the Manager," "Alliance" or "we" and shareholders of the Portfolio as "you."

Before investing in the Portfolio, you should consider the risks. The share price of the Portfolio will fluctuate and you may lose money.


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This risk is heightened in the case of the international equities, which can experience high volatility in share prices. There is no guarantee that the Portfolio will achieve its investment objective. In addition, the investments made by the Portfolio may underperform the market generally or other mutual funds with a similar investment objective.

These and other risks are discussed in more detail in the pages that follow and in the Fund's Statement of Additional Information ("SAI"), which is available without charge (see back cover).


INTERNATIONAL PORTFOLIO
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Investment Objective

To provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) EAFE Index, plus Canada. The Portfolio is managed without regard to tax considerations.


Principal Investment Strategies

The International Portfolio will invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. We diversify among many foreign countries but not necessarily in the same proportion that the countries are represented in the EAFE Index. Under normal circumstances, we will invest in companies in at least three countries (and normally substantially more) other than the United States. We also diversify the investment portfolio between growth and value equity investment styles. We select international growth and international value equity securities based on our fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, we draw on the capabilities of separate investment teams.

The Portfolio's international growth stocks are selected using Alliance's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the Bernstein international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth


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stocks. We will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio will vary within a narrow range, normally from 45%-55%. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be up to 40%-60%. Prior to September 2, 2003, the Portfolio was known as the International Value II Portfolio and 100% of the value of the Portfolio consisted of international value stocks. We anticipate that the transition to the 50/50 growth and value target may take up to four months to be completed.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). If research determines the need to hedge a portion of the currency risk, the Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.


Principal Investment Risks

General risks of investing in the Portfolio: The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Risks of investing in foreign securities: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Market risk: The Portfolio is subject to market risk, which is the risk that stock prices in general will decline over short or even extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of the Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Allocation risk: This is the risk that, by combining the growth and value styles to reduce overall portfolio volatility, returns may be lower over any given time period than if an investor had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style would outperform in any given period. Also, as the Portfolio will be


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periodically rebalanced to maintain the target allocation between styles there will be transaction costs which may be, over time, significant.

Foreign currency risk: Returns on foreign securities are influenced by currency risk as well as equity risk. Foreign securities are generally denominated in foreign currencies, which may change in value in relation to the U.S. dollar, possibly for long periods of time. When a foreign currency declines in value in relation to the U.S. dollar, your return on foreign stocks will decline.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect the Portfolio and your investment.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

Other foreign investment risks include:

   o the availability of less public information on issuers of securities
   o less governmental supervision of brokers and issuers of securities
   o lack of uniform accounting, auditing and financial-reporting standards
   o settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolio against loss or theft of assets
   o the possibility of nationalization of a company or industry and expropriation or confiscatory taxation
   o the imposition of foreign taxes
   o high inflation and rapid  fluctuations in inflation rates
   o less developed legal structures governing private or foreign investment Higher costs associated with foreign investing: Investments in foreign securities will also result in generally higher expenses due to:
   o the costs of currency exchange
   o higher brokerage commissions in certain foreign markets
   o the expense of maintaining securities with foreign custodians
Additional risks of investing in emerging-market countries: Investing in emerging-market countries entails greater economic, political and social instability. In addition, there is heightened volatility because the securities markets in these countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

Derivatives risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant


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assets, rates or indices. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make the Portfolio more volatile and can compound other risks.

Management risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.


Investment Performance

The returns shown below in the bar chart and the table are for the Portfolio using an all-value investment style. In September 2003, the investment style of the Portfolio changed from all-value to a blend of growth and value. The bar chart shows the performance of the Portfolio for each full calendar year since inception. The table shows how the Portfolio's average annual returns differ from those of a broad-based securities market index. The bar chart and the table indicate the volatility of an investment in the Portfolio and give some indication of the risk. The Portfolio's past performance is no guarantee of how either will perform in the future.

  International Portfolio
  Calendar Year     Total Returns
  2000                 -2.97%
  2001                -12.92%
  2002                 -8.84%
  The year-to-date return as of June 30, 2003 was 15.97%.
  Best and Worst Quarters

     Quarter Ended     Total Return
  Best Quarter        12/31/02 10.85%
  Worst Quarter       09/30/02 -21.95%
  Average Annual Total Returns

  For Periods Ended December 31, 2002
                           One Year     Since Inception*
  International Portfolio   -8.84%          -4.28%
  MSCI EAFE Index          -15.66%          -9.65%+

  *The Portfolio commenced operations on April 30, 1999.
  +Since May 1, 1999, the first full month after Portfolio inception (April 30, 1999)

Fees and Expenses

The following table describes the fees and expenses you would pay if you buy and hold shares of the Portfolio.

Fee Table


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Shareholder fees
         (fees paid directly from your investment)


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         Sales Charge (Load) Imposed on Purchases                       None

         Sales Charge (Load) Imposed on Reinvested Dividends            None

         Deferred Sales Charge (Load)                                   None

         Redemption Fees                                                None

         Exchange Fees                                                  None

         Maximum Account Fee                                            $100(1)

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Annual Portfolio Operating Expenses
         (expenses that are deducted from Portfolio assets)

         Management Fees                                                0.96%

         Distribution (12b-1) Fees                                      None

         Other Expenses
         Shareholder Servicing and Administrative Fees                  0.25%
         All Other Expenses                                             0.08%

Total Annual Portfolio Operating Expenses                               1.29%

  (1) Certain shareholders may be charged an annual account maintenance fee of $100, which is paid to Sanford C. Bernstein & Co., LLC (not to the Fund). The fee applies to shareholders who have Portfolio shares in an account that has assets of less than $400,000. This fee is deducted from cash held in the account or, if insufficient cash is maintained in that account, by selling securities. Shares of the Fund purchased or redeemed through broker-dealers, banks and other financial institutions may be subject to fees imposed by those institutions.

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Example

         This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
         1 Yr.                                                  $131
         3 Yrs. (cum.)                                          $409
         5 Yrs. (cum.)                                          $708
         10 Yrs. (cum.)                                       $1,556


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ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RISKS
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This section contains additional information about the Portfolio's principal investment strategies and related risks, which are described on the preceding pages.

Making Investment Decisions
For the Portfolio

To solve the complex problems of stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. The Portfolio uses a blended-style, growth-and-value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The International Portfolio: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Portfolio, we diversify the investment portfolio between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce a blended portfolio. Investment decision-making for the Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The Portfolio's international growth stocks are selected using Alliance's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management, superior industry positions and excellent balance sheets can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. In selecting stocks, the Bernstein international value investment team seeks to identify companies whose long-term earning power and dividend-paying capability are not reflected in the current market price of their securities. The international value investment team relies on its large research staff of company and industry analysts to follow a research universe of approximately 700 large-capitalization companies. For each company in the research universe, the present value of the company's future cash flow, as forecasted by the team, is compared to the current price of the company's stock. Using a dividend-discount model and solving for the internal rate of return, an expected rate of return is derived for each stock.

Our international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Portfolio turnover: The portfolio turnover rate is included in the Financial Highlights section (inside back cover). The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolio may engage in active short-term trading to seek short-term profits or for other reasons. This trading will increase the Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Portfolio and its shareholders.

Temporary defensive positions: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, the Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt or equity securities of U.S. issuers. When the Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

Changing the investment objectives and polices of the Portfolio; when shareholder approval is required: The investment objective and policies are fundamental and cannot be changed without shareholder approval. Shareholders will receive prior written notice before any change to the investment objectives of the Portfolio is implemented.

Investment policies and limitations apply at time of purchase only: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.


Special Investment Techniques and
Related Risks


Foreign Currency Transactions
The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the


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rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they involve the risk that the Manager will not accurately predict currency movements. As a result, the Portfolio's total return could be adversely affected.

Under certain circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.


Futures Contracts and
Options on Futures Contracts
The Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce the Portfolio's total returns. Attempts by the Manager to use futures for hedging or other purposes may not be successful. The Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if the Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.


ADDITIONAL INVESTMENT INFORMATION,
SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS
--------------------------------------------------------------------------------
In addition to the principal investments previously described, the Portfolio may invest in other instruments. This section of the Prospectus contains detailed information about the other instruments in which the Portfolio may invest, special investment techniques that the Manager may employ and information about the related risks. The limitations and restrictions discussed below supplement those discussed earlier in this Prospectus.

Portfolio holdings are detailed in the Fund's financial statements, which are sent to the Fund's shareholders twice a year.

Additional investments, strategies and practices permitted; details in the Fund's SAI: The Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in the Fund's SAI, which is available upon request at no cost (see back cover of this Prospectus).


Illiquid Securities
The Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of the Portfolio's Rule 144A portfolio securities. The Portfolio may not be able to sell such securities and may not be able to realize its full value upon sale.


Derivatives
The Portfolio may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolio to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. The Portfolio is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. The Portfolio may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the - obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset rate, or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. The notional principal amount is used solely to calculate the payment streams but is not exchanged. Swap transactions also include credit default swaps, in which one party pays a periodic fee, typically expressed in basis points on a notional amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolio will enter into swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Hybrid Investments." The Portfolio will not invest more than 20% of its total assets in these investments.

The judicious use of derivatives by highly experienced investment managers, such as Alliance, can be quite beneficial. Derivatives, however, involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Portfolio.

   o Market Risk--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

   o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

   o Credit Risk--This is the risk that a loss may be sustained by the Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

   o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

   o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

   o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

Derivatives Used by the Portfolio

The following describes specific derivatives that the Portfolio may use.

Credit Default Swap Agreements
The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.

Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

Options
The Portfolio may purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolio will write only covered options or other derivatives or financial instruments.

The Portfolio may enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, the Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolio may purchase or write privately negotiated options on securities. It will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by the Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

Hybrid Investments
As part of its investment program and to maintain greater flexibility, the Portfolio may invest in hybrid instruments (a type of potentially high-risk derivative) that have the characteristics of futures, options, currencies and securities. These instruments may take a variety of forms, such as a security with the principal amount, redemption or conversion terms related to the market price of some commodity, currency or securities index. They may also be debt instruments with interest or principal payments determined by reference to commodities, currencies, fixed-income instruments, financial indices or other financial or economic indicators, data or events.

Hybrids can have volatile prices and limited liquidity, and their use by the Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. The Portfolio will not invest more than 20% of its total assets in these investments.

Interest Rate Transactions (Swaps, Caps and Floors)
The Portfolio may enter into interest rate or foreign currency swaps and purchase and sell interest rate caps and floors. The Portfolio expects to enter into these transactions for a variety of reasons, including to attempt to exploit mispricings in the bond or currency markets or to preserve a return or spread on a particular investment or portion of its portfolio.

The Portfolio will not use swaps to leverage the Portfolio. The Portfolio will maintain in a segregated account with the Fund's custodian an amount having an aggregate net asset value at least equal to the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap.

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for the Portfolio.

Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.


Lending Portfolio Securities
The Portfolio may lend Portfolio securities. The Portfolio may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan.

Forward Commitments
The Portfolio may purchase or sell securities on a forward-commitments basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

The Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolio enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolio must segregate liquid assets in an amount at least equal to its purchase commitments, and must segregate securities sold on a delayed delivery basis.


Repurchase Agreements
The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Portfolio requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. The Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).


Future Developments
The Portfolio expects to discover additional opportunities in the areas of options, futures contracts, options on futures contracts and other derivative instruments. These opportunities will become available as the Manager develops new strategies, as regulatory authorities broaden the range of transactions that are permitted and as new options and futures are developed. To the extent such opportunities are both consistent with the Portfolio's investment objectives and restrictions and legally permissible for the Portfolio, we may utilize the strategies. These opportunities may involve risks that differ from those described above.


Additional Risk Considerations

Leverage
When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. The Portfolio may create leverage by using reverse repurchase agreements or derivatives, or by borrowing money for temporary or emergency purposes.


PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
--------------------------------------------------------------------------------
As described above, in managing the Fund, we diversify the investment portfolio of the International Portfolio between the growth and value investment styles. Normally, approximately 50% of the value of the International Portfolio will consist of international value stocks and 50% will consist of international growth stocks, although this allocation will vary within a narrow range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented below in Displays 1, 2 and 3 is historical performance information for our international growth and international value investment disciplines. As described below, these charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of the International Portfolio will be managed.

Our own history of managing client portfolios using the growth and value investment disciplines began in January 1991 for growth and June 1992 for value. Displays 2 and 3 below set forth the details of our performance in managing portfolios using each of these styles. Display 1 below is a summary of how these accounts have performed relative to the MCSI EAFE Index during periods when one style has outperformed the other, as measured by the relative performance of the MSCI EAFE Value and MSCI EAFE Growth indices. The MSCI EAFE Index is a market-capitalization weighted index that measures stock market performance of 21 countries within Europe, Australasia and the Far East. The MSCI EAFE Value Index measures the performance of those companies included in the MSCI EAFE Index with value characteristics. The MSCIEAFE Growth Index measures the performance of those companies included in the MSCI EAFE Index with growth characteristics. A "Value" Quarter is a quarter in which the MSCI Value Index outperformed the MSCI Growth Index by more than 2%. A "Growth" Quarter is a quarter in which the MSCI Growth Index outperformed the MSCI Value Index by more than 2%.

The performance figures shown in Display 1 cover the period from January 1991 for growth and June 1992 for value, to March 31, 2003. The performance figures in Display 1 are average annual return premiums generated by each composite over the MSCI EAFE Index during these quarters. The returns are not absolute returns. Absolute returns are presented in Displays 2 and 3.

Display 1
Average Premium/Discount to the
MSCI EAFE Index
--------------------------------------------------------------------------------

                                       Value         Growth
                                      Quarters      Quarters

  International Value Composite         11.1%      -14.5%
  International Growth Composite         0.7%        7.2%

  Past performance is not indicative of future results. Since January 1991 for growth and June 1992 for value, there were 16 Value Quarters, seven Growth Quarters and two neutral quarters (quarters that were neither Value Quarters nor Growth Quarters).

Presented in Display 2 is the historical performance data for Alliance's international growth investment discipline ("Growth Composite"). This composite lists all fee-paying discretionary tax-exempt accounts with over $10 million in assets managed by Alliance in this style without significant client-imposed restrictions. The performance information set forth below does not represent the performance of the International Portfolio.

  Display 2
  Alliance International Growth Composite
  Average Annual Total Returns
                                                        Premium/Discount to
              Growth Composite      MSCI EAFE Index       MSCI EAFE Index
  One Year        -21.74%               -23.23%               1.49%
  Three Years     -20.22%               -19.54%              -0.68%
  Five Years       -4.99%                -7.13%               2.14%
  10 Years          3.56%                 1.96%               1.60%
  Since Inception   4.00%                 2.41%               1.59%
   (12/90)
   Periods ended March 31, 2003
      Past performance is no guarantee of future results.


Accounts in the composite are managed using investment policies and strategies substantially similar (although not necessarily identical) to those to be used in managing the growth portion of the International Portfolio. Accounts with performance-based fee arrangements are excluded. The accounts included in the Growth Composite are not registered investment companies and therefore are not subject to the same rules and regulations imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986 (for example, diversification and liquidity requirements and restrictions and limitations on certain investments) as the International Portfolio, or to the same types of expenses that the International Portfolio pays. These differences might have adversely affected the performance figures shown below.

The inception date of the Growth Composite was December 31,1990. As of March 31, 2003, the composite totaled aggregate assets of $1.2 billion from seven accounts. Each account in the Growth Composite has a nearly identical composition of investment holdings and related percentage weightings. The performance data for the Growth Composite are net of fees applied in the following manner: From inception through December 30, 2000, the return was computed using the maximum fee charged to any single account in the composite, which was an annualized fee of .75% for the period from inception until September 30, 2000, and .90% from October 2000 to December 30, 2000. From January 2001 forward, the return was computed based on a weighted average of the actual fees charged to each account in the composite, which was .32% annualized. These fees are substantially lower than the fees charged by the International Portfolio and will therefore result in higher performance for these accounts as compared to the growth portion of the International Portfolio. The performance data in the Growth Composite are also net of all brokerage commissions charged to these accounts, calculated on a monthly basis.

The Manager has prepared and presented these data in full compliance with the Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of these data. These data have not been adjusted to reflect the fees and operating expenses that will be payable in connection with an investment in the International Portfolio, which are higher than the fees and expenses experienced by accounts in the Growth Composite and therefore will result in higher expense ratios and lower returns for the International Portfolio. The performance data also have not been adjusted for corporate or individual taxes.

The Manager has calculated the performance in the Growth Composite on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance is determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth above are calculated using a method that links monthly return amounts for the disclosed period, resulting in a time-weighted rate of return. Total return shows how much an investment has changed over the stated time period and includes both capital appreciation and income.

Performance of the Growth Composite is compared against the unmanaged MCSI EAFE Index. The MSCI EAFE Index does not reflect fees and expenses associated with an investment in the International Portfolio, which, if applied, would reduce the index's returns reflected above.

Display 3 below presents the historical performance of Bernstein's international value investment discipline as reflected in its management of similarly managed investment companies ("International Value Composite"). The performance data below represent the historical performance of the Fund's Tax-Managed International Portfolio (formerly known as the Tax-Managed International Value Portfolio) from its inception in June 1992 through April 30, 1999, when it was managed identically to the current management of the value portion of the International Portfolio. Beginning on May 1, 1999, the Tax-Managed International Portfolio adopted a tax-management strategy, and a new portfolio, the International Portfolio (formerly known as the International Value II Portfolio) commenced investment operations. From May 1, 1999 to March 31, 2003, the composite below reflects the historical performance of the International Portfolio. The performance information set forth below does not represent the performance of the International Portfolio.

  Display 3
  Sanford C. Bernstein Fund, Inc.
  International Value Composite
  Average Annual Total Returns

                International                       Composite Premium/Discount
               Value Composite    MSCI EAFE Index      to MSCI EAFE Index
  One Year        -19.11%            -23.23%                  4.12
  Three Years     -10.31%            -19.54%                  9.23%
  Five Years      -4.21%*             -7.13%                  2.92%
  10 Years         4.86%*              1.96%                  2.90%
  Since Inception  5.41%*              2.66%                  2.75%

  Periods ended March 31, 2003

  * Figures include the historical performance of the Tax-Managed International Portfolio (managed without regard to tax management) from June 1992 through April 30, 1999 and the historical performance of the International Portfolio from April 30, 1999 through March 31, 2003, as described above.

  Past performance is no guarantee of future results.

Until September 2, 2003, the International Portfolio was managed using only the Manager's international value investment discipline. As noted above, beginning on September 2, 2003, the International Portfolio will be managed using both the Manager's international growth and international value investment disciplines. The value portion of the portfolio will be managed in the identical style as that employed by the Tax-Managed International Portfolio prior to April 30, 1999 and by the International Portfolio from its inception through September 2, 2003. Returns are net of all fees and expenses of the International Portfolio. The fees charged by the International Value Composite are identical to the fees charged by the International Portfolio. The International Value Composite is compared against the performance of the MSCI EAFE Index.

The above performance data are provided solely to illustrate the Manager's experience in managing accounts using the growth and value investment disciplines. Investors should not rely on this information as an indication of actual performance of any account or future performance of the International Portfolio. Other methods of computing returns may produce different results, and the results for different periods will vary.

FUND MANAGEMENT
--------------------------------------------------------------------------------
The investment manager of the Fund is Alliance Capital Management L.P. ("Alliance"). Alliance has its principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a registered investment adviser that manages, as of September 30, 2002, approximately $369 billion in assets for individuals, trusts and estates, partnerships, corporations, public and private employee-benefit plans, public employee retirement funds, foundations, endowments, banks and insurance companies worldwide. Alliance is also a mutual fund sponsor with a family of diversified portfolios distributed globally.

Investment decisions for the Portfolio are made by Investment Policy Groups comprising Alliance employees. No one person is primarily responsible for making recommendations to the Investment Policy Groups.


Investment Management Fees

For the fiscal year ended September 30, 2002, the aggregate fees paid to Alliance as a percentage of assets for services rendered to the Portfolio with respect to investment management was:

                                          Fee as a percentage of
Portfolio                                average daily net assets
--------------------------------------------------------------------------------

International Portfolio    .96%

Shareholder Servicing and
Administrative Services

Alliance provides the Fund with shareholder servicing and administrative services. For these services, Alliance charges the Portfolio an annual fee of 0.25% of the Portfolio's average daily net assets.


Distribution Services

Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), a Delaware limited liability company and registered broker-dealer and investment adviser, provides the Fund with distribution services free of charge. Bernstein LLC is a wholly owned subsidiary of Alliance.


PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------
The share price for the Portfolio is based on the Portfolio's net asset value ("NAV"). To calculate the NAV, the Portfolio's net worth (assets less liabilities) is divided by the number of outstanding shares.

Regarding Portfolio securities for which readily available market quotations exist, the value is based on the most recent sale price, bid price or the mean between the most recent available bid and asked prices in the broadest and most representative market for that security as determined by the Manager. Debt instruments with remaining maturities of 60 days or less may be valued at amortized cost. The Fund may use an independent pricing service to value the Portfolio's assets at such times and to such extent as the Manager deems appropriate.

If quotations are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, securities or other assets may be valued by appraisal at their fair value as determined in good faith under procedures established by the Fund's Board of Directors. In the latter situation, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

All assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars. Dividends on foreign securities are accrued and reflected in the NAV, either on the date the security goes ex-dividend, or the date the Manager becomes aware of them, whichever is later. Corporate actions of foreign issuers are reflected in the NAV on the date on which they become effective, or the date the Manager becomes aware of them, whichever is later.

The Portfolio's NAV is determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m. New York time) on each business day with the exception of Exchange holidays, as determined from time to time. Currently, these holidays are: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To the extent that the assets of the Portfolio are traded in other markets (such as a foreign market) on days when the Exchange is closed, the NAV of the Portfolio may be affected on days when you will not be able to purchase or redeem the Portfolio's shares.

Your purchase price for shares of the Portfolio will be the NAV next determined after receipt of a purchase order in good form. When you sell shares of the Portfolio, you will receive the NAV next determined after receipt of the order to sell in proper form.


PARTICIPATING IN YOUR PLAN
--------------------------------------------------------------------------------
The Portfolio is available as an investment option in your retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Portfolio as an investment option.

You may be permitted to elect different investment options, alter the amounts contributed to your plan or change how contributions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details.

Contributions, exchanges or distributions of the Portfolio's shares are effective when received in "good form" by Bernstein LLC or its agents. "Good form" means that complete information on the purchase, exchange or redemption and the appropriate monies have been received by Bernstein LLC or its agents.

Your plan may allow you to exchange monies from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options may be subject to unique restrictions.

Before making an exchange, you should consider the following:

   o If you are making an exchange to another Bernstein Fund option, please read the Fund's prospectus. Write to the address or call the number that appears on the back of this Prospectus for a copy.
   o Exchanges are accepted by Bernstein LLC only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.
If you have questions about YOUR ACCOUNT, CONTACT YOUR PLAN ADMINISTRATOR OR THE ORGANIZATION that provides record-keeping services for your plan.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
The discussion below assumes that all investors in the Portfolio are participants in employer-sponsored retirement or savings plans. The Portfolio will distribute to its shareholders substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities.

The Portfolio intends to declare and pay dividends at least annually, generally in December. Capital gains distributions are made at least annually, generally in December. The Portfolio's capital gains distributions and dividends are paid in additional shares of the Portfolio based on the Portfolio's net asset value at the close of business on the record date.

As a consequence of your using the Portfolio as an investment option in an employer-sponsored retirement or savings plan, dividends and capital-gains distributions from the Portfolio generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by a complex set of tax rules. You should consult your plan administrator, your plan's Summary Plan Description or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.

Dividends and interest received by the Portfolio may be subject to foreign withholding and other taxes. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes. You will not be able to claim foreign tax credits or deductions on your federal income-tax returns with respect to such taxes paid by the Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Financial Highlights
Foreign-Stock Portfolio
o International Portfolio

The financial highlights table is intended to help you understand the financial performance of the Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal year-end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's 2002 annual report, which is available upon request. The information for the six-month period ending March 31, 2003, is unaudited and is available in the Portfolio's semi-annual report, which is available upon request.

                                                     Six Months
                                                     Ended             Year Ended       Year Ended    Year Ended   Year Ended
                                                     3/31/03           9/30/02          9/30/01(a)    9/30/00      9/30/99(b)
====================================================================================================================================
  Net asset value, beginning of period                 $11.95            $14.16          $20.44        $20.11         $19.43
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Investment income, net                                 0.04              0.14            0.18          0.23           0.19
  Net realized and unrealized gain (loss) on
  investments, futures and foreign currencies            0.32             (1.90)          (3.11)         0.31           0.49
  Total from investment operations                       0.36             (1.76)          (2.93)         0.54           0.68
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from taxable net investment income          (0.16)            (0.45)          (0.79)        (0.19)          0
  Dividends from tax-exempt net investment income        0                 0               0             0              0
  Distributions from net realized gains                  0                 0              (2.56)        (0.02)          0
  Distributions in excess of net realized gains          0                 0               0             0              0
  due to timing differences
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.16)            (0.45)          (3.35)        (0.21)          0


Portfolio transaction fee                                   0              0            0             0              0
====================================================================================================================================
  Net asset value, end of period                          $12.15         $11.95       $14.16        $20.44         $20.11
------------------------------------------------------------------------------------------------------------------------------------
  Total return (c)                                          2.89%        (13.01)%     (16.95)%        2.72%          3.50%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                 $1,372,495   $1,299,449  $1,426,683     $1,907,921    $2,459,123
  Average net assets (000 omitted)                        $1,417,459   $1,539,788  $1,718,245     $2,238,111    $2,397,807
  Ratio of expenses to average net assets                       1.30%*       1.29%       1.28%          1.25%         1.26%*
  Ratio of net investment income to average net assets          0.60%*       0.97%       1.06%          1.09%         2.23%*
  Portfolio turnover rate                                      18.91%       67.44%      45.01%         24.24%          9.34%


  *Annualized
  (a) Prior to October 2, 2000, Sanford C. Bernstein & Co., Inc. served as investment manager to the Fund. On October 2, 2000, Alliance Capital Management L.P. acquired the business and substantially all of the assets of Sanford C. Bernstein & Co., Inc. and became investment adviser for the Fund.
  (b) Commenced operations April 30, 1999
  (c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

September 2, 2003

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Important: This Prospectus is intended exclusively for participants in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k) thrift plans, and offers shares of only one
(1) of the twelve (12) Portfolios of the Sanford C. Bernstein Fund, Inc. (the "Fund")--the International Portfolio. A Prospectus containing information on all twelve of the Fund's Portfolios and on how to open a personal account is available for individual investors and may be obtained by writing to the address or calling the telephone number below.

The Statement of Additional Information (the "SAI") of each Fund includes further information about the Fund and its investment policies. The SAIs have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Prospectus. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus. Further information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain free copies of any of these documents or make inquiries about the Fund, call your Bernstein advisor at
(212) 486-5800 or write to us at: 1345 Avenue of the Americas, New York, NY
10105.

You can also obtain copies from the SEC's internet site at http://www.sec.gov, by visiting the SEC's Public Reference Room in Washington, D.C., by sending an e-mail to public-info@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. You can call
(202) 942-8090 for information on the operation of the Public Reference Room.